OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                              REPORT DATE:  September 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 POOL REPORT #        4
REMITTANCE REPORT                                                                                    Page 1 of 6
REPORTING MONTH:                       Aug-97



                                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

  Beginning                                                                                                  Ending
  Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
   Balance                   Principal          Principal          Principal         Repurchased             Balance
---------------------------------------------------------------------------------------------------------------------------------
173,971,717.17              (274,551.71)       (552,267.66)       (13,161.53)            0.00              173,131,736.27
=================================================================================================================================




  Scheduled                        Scheduled                                     Amount
  Gross           Servicing        Pass Thru       Liquidation    Reserve        Available for      Limited     Total
  Interest        Fee              Interest        Proceeds       Fund Draw      Distribution       Guarantee   Distribution
---------------------------------------------------------------------------------------------------------------------------------

1,507,053.61       144,976.43    1,362,077.18    4,643.65          0.00         2,338,516.63          0.00       2,338,516.63
=================================================================================================================================



Class M Liquidity Account

 Beginning                         Investment     Balance Before      Reserve      Reserve        Balance After
  Balance   Deposits    Distrib.    Interest   Current Distribution   Fund Draw    Fund Deposit   Current Distribution   Excess
----------------------------------------------------------------------------------------------------------------------------------
 304,755.51   0.00     -1,238.95    1,263.41         304,779.97          0.00        0.00           304,779.97           1,263.41
==================================================================================================================================

Reserve Fund Required Balance
--------------------------------------
Before Current     After Current
Distribution       Distribution
--------------------------------------
  303,516.56         303,516.56
======================================



Class B-1 Liquidity Account

 Beginning                         Investment     Balance Before      Reserve    Reserve        Balance After
  Balance     Deposits   Distrib.   Interest   Current Distribution   Fund Draw  Fund Deposit   Current Distribution      Excess
-----------------------------------------------------------------------------------------------------------------------------------
 329,213.06     0.00     -748.68    1,038.16         329,502.54          0.00      0.00            329,502.54            1,038.16
===================================================================================================================================

Reserve Fund Required Balance
--------------------------------------
Before Current     After Current
Distribution       Distribution
--------------------------------------
 328,464.38         328,464.38
======================================




                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------
        Beginning                        Deposits                                        Investment               Ending
         Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------
       1,100,046.03            811,346.87        1,368,030.55     (2,692,059.40)           3,202.61              590,566.66
=================================================================================================================================


                        P&I Advances at Distribution Date
----------------------------------------------------------------------------------
      Beginning              Recovered            Current            Ending
       Balance               Advances            Advances           Balance
----------------------------------------------------------------------------------
      461,868.11            432,251.23          730,657.19         760,274.07
==================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                              REPORT DATE:  September 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 POOL REPORT #           4
REMITTANCE REPORT
REPORTING MONTH:                                  Aug-97                                             Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after December 2001                                              N


(b) Average 60 day Delinquency rate <=        5%                                        #DIV/0!

(c) Average 30 day Delinquency rate <=        7%                                        #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Dec 2001- May 2003            7%                                           N
                June 2003-May 2004            8%                                           N
                June 2004 and thereafter      9%                                           N




(e) Current realized loss ratio <=            2.75%                                        Y


(f) Does Class B Percentage equal or

     exceed                                   25.375%
     of stated scheduled pool balance

                Beginning B-1 balance                                     16,953,000.00

                Beginning B-2 balance                                      8,923,192.00
                                                                   --------------------

                                                                          25,876,192.00
                Divided by beginning pool
                balance                                                  173,971,717.17
                                                                   --------------------
                                                                                 14.874%  N
                                                                    ====================








 Average 60 day delinquency ratio:


                                    Over 60s            Pool Balance          %
                       -------------------------------------------------------------

 Current Mo                       1,650,435.62          173,131,736.27      0.95%
 1st Preceding Mo                         0.00              919,574.04      0.00%
 2nd Preceding Mo                         0.00                    0.00    #DIV/0!
                                                         Divided by         3
                                                                        ------------
                                                                          #DIV/0!
                                                                        ============




Average 30 day delinquency ratio:

                                    Over 30s            Pool Balance         %
                       -------------------------------------------------------------

 Current Mo                       3,923,382.26          173,131,736.27      2.27%
 1st Preceding Mo                         0.00            2,644,295.19      0.00%
 2nd Preceding Mo                         0.00                    0.00    #DIV/0!
                                                         Divided by         3
                                                                       -------------
                                                                          #DIV/0!
                                                                       ==============

 Cumulative loss ratio:

                          Cumulative losses                   8,517.88
                                                       ---------------
 Divided by Initial Certificate Principal               178,456,192.00     0.005%
                                                                       =============



 Current realized loss ratio:

                                     Liquidation           Pool
                                       Losses             Balance
                       ---------------------------------------------

 Current Mo                           8,517.88          173,131,736.27
 1st Preceding Mo                         0.00                    0.00
 2nd Preceding Mo                         0.00                    0.00
                                                                           0.059%
                                                                       =============



OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                           REPORT DATE:  September 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                              POOL REPORT #             4
REMITTANCE REPORT                                                                                 Page 3 of 6
REPORTING MONTH:                                Aug-97



                                                                          Delinquency Analysis

                                                         31 to 59 days          60 to 89 days            90 days and Over
                No. of              Principal                    Principal                Principal                 Principal
                Loans                Balance         #            Balance      #           Balance       #           Balance
              ----------------------------------------------------------------------------------------------------------------------
Excluding Repos   5,269          172,484,823.48     84        2,204,427.54    25          701,726.07    10          370,315.86

        Repos        29              646,912.79      3           68,519.10     6          169,476.73    20          408,916.96
              ----------------------------------------------------------------------------------------------------------------------

        Total     5,298          173,131,736.27     87        2,272,946.64    31          871,202.80    30          779,232.82
              ======================================================================================================================



                                                                                     Repossession Analysis
                                                    Active Repos                  Reversal      Current Month
                 Total Delinq.                    Outstanding                 (Redemption)       Repos             Cumulative Repos
                               Principal                 Principal              Principal       Principal             Principal
                   #            Balance       #           Balance        #      Balance    #      Balance      #        Balance
                 ------------------------------------------------------------------------------------------------------------------
Excluding Repos   119        3,276,469.47    29          646,912.79     0          0.00   12     288,119.80   30      657,184.23

        Repos      29          646,912.79
                 ------------------------

        Total     148        3,923,382.26
                 ========================

                  2.8%               2.27%
                ==========================


OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                            REPORT DATE:  September 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                               POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH:                             Aug-97                                                             Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                                      Liquidated                                                                          Net
   Account          Customer          Principal          Sales           Insur.          Total        Repossession    Liquidation
   Number             Name             Balance          Proceeds        Refunds         Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------
113666-2      Campbell, Anneka        13,161.53         6,500.00           0.00         6,500.00        1,207.00       5,293.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                                                                            0.00                           0.00
                                   -------------------------------------------------------------------------------------------------
                                       13,161.53         6,500.00           0.00        6,500.00        1,207.00       5,293.00
                                   =================================================================================================





                                         Net             Current
   Account         Unrecov.            Pass Thru         Period Net      Cumulative
   Number          Advances            Proceeds         Gain/(Loss)    Gain/(Loss)
-------------------------------------------------------------------------------------
113666-2             649.35            4,643.65        (8,517.88)
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
                                           0.00             0.00
            -----------------------------------------------------
                     649.35            4,643.65        (8,517.88)      (8,517.88)
            =====================================================================


As a percentage of the aggregate cut-off date principal balance             0.00
                                                                     ============



OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                              REPORT DATE:  September 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 POOL REPORT #         4
REMITTANCE REPORT
REPORTING MONTH:                             Aug-97                                                  Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                                   Original              Beginning                Beginning              Current
                Cert.                             Certificate           Certificate               Carryover             Principal
                Class                               Balances              Balances                 Principal                Due
------------------------------------------------------------------------------------------------------------------------------------
A-1                                              33,741,000.00         29,256,524.30                  0.00            839,980.90
A-1 Outstanding Writedown                                                       0.00                                        0.00

A-2                                              32,767,000.00         32,767,000.00                  0.00                  0.00
A-2 Outstanding Writedown                                                       0.00                                        0.00

A-3                                              22,379,000.00         22,379,000.00                  0.00                  0.00
A-3 Outstanding Writedown                                                       0.00                                        0.00

A-4                                              14,096,000.00         14,096,000.00                  0.00                  0.00
A-4 Outstanding Writedown                                                       0.00                                        0.00

A-5                                              33,982,000.00         33,982,000.00                  0.00                  0.00
A-5 Outstanding Writedown                                                       0.00                                        0.00

M                                                15,615,000.00         15,615,000.00                  0.00                  0.00
M Outstanding Writedown                                                         0.00                                        0.00

B-1                                              16,953,000.00         16,953,000.00                  0.00                  0.00
B-1 Outstanding Writedown                                                       0.00                                        0.00

B-2                                               8,923,192.00          8,923,192.00                  0.00                  0.00
B-2 Outstanding Writedown                                                       0.00                                        0.00


                                      ----------------------------------------------------------------------------------------------

                                                178,456,192.00        173,971,716.30                  0.00            839,980.90
                                      ==============================================================================================


                                            Current        Ending                       Ending                      Principal Paid
                Cert.                      Principal     Carryover     Writedown      Certificate     Pool            Per $1,000
                Class                          Paid       Principal      Amounts        Balances      Factor         Denomination
-----------------------------         ----------------------------------------------------------------------------------------------
A-1                                      839,980.90          0.00          0.00   28,416,543.40        84.21962%        24.89
A-1 Outstanding Writedown                                                  0.00            0.00         0.00             0.00

A-2                                            0.00          0.00          0.00   32,767,000.00       100.00000%         0.00
A-2 Outstanding Writedown                                                  0.00            0.00         0.00             0.00

A-3                                            0.00          0.00          0.00   22,379,000.00       100.00000%         0.00
A-3 Outstanding Writedown                                                  0.00            0.00         0.00             0.00

A-4                                            0.00          0.00          0.00   14,096,000.00       100.00000%         0.00
A-4 Outstanding Writedown                                                  0.00            0.00         0.00             0.00

A-5                                            0.00          0.00          0.00   33,982,000.00       100.00000%         0.00
A-5 Outstanding Writedown                                                  0.00            0.00         0.00             0.00

M                                              0.00          0.00          0.00   15,615,000.00       100.00000%         0.00
M Outstanding Writedown                                                    0.00            0.00         0.00             0.00

B-1                                            0.00          0.00          0.00   16,953,000.00       100.00000%         0.00
B-1 Outstanding Writedown                                                  0.00            0.00         0.00             0.00

B-2                                            0.00          0.00          0.00    8,923,192.00       100.00000%         0.00
B-2 Outstanding Writedown                                                  0.00            0.00         0.00             0.00


                                      --------------------------------------------------------

                                         839,980.90          0.00          0.00  173,131,735.40
                                      =========================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                             REPORT DATE:  September 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #        4
REMITTANCE REPORT
REPORTING MONTH:                          Aug-97                                                    Page 6 of 6


CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance    Beginning          Current                Total                Interest
              Class                    Rate        Balance           Accrual                 Paid               Shortfall
                                  ------------------------------------------------------------------------------------------------
A-1                                 6.50000%       0.00           158,472.84             158,472.84                 0.00
A-1  Carryover Interest             0.00           0.00                 0.00                   0.00                 0.00
A-1  Writedown Interest             0.00           0.00                 0.00                   0.00                 0.00

A-2                                 6.75000%       0.00           184,314.38             184,314.38                 0.00
A-2  Carryover Interest             0.00           0.00                 0.00                   0.00                 0.00
A-2  Writedown Interest             0.00           0.00                 0.00                   0.00                 0.00

A-3                                 6.95000%       0.00           129,611.71             129,611.71                 0.00
A-3  Carryover Interest             0.00           0.00                 0.00                   0.00                 0.00
A-3  Writedown Interest             0.00           0.00                 0.00                   0.00                 0.00

A-4                                 7.10000%       0.00            83,401.33              83,401.33                 0.00
A-4  Carryover Interest             0.00           0.00                 0.00                   0.00                 0.00
A-4  Writedown Interest             0.00           0.00                 0.00                   0.00                 0.00

A-5                                 7.37500%       0.00           208,847.71             208,847.71                 0.00
A-5  Carryover Interest             0.00           0.00                 0.00                   0.00                 0.00
A-5  Writedown Interest             0.00           0.00                 0.00                   0.00                 0.00

M                                   7.77500%       0.00           101,172.19             101,172.19                 0.00
M  Carryover Interest               0.00           0.00                 0.00                   0.00                 0.00
M  Writedown Interest               0.00           0.00                 0.00                   0.00                 0.00

B-1                                 7.75000%       0.00           109,488.13             109,488.13                 0.00
B-1  Carryover Interest             0.00           0.00                 0.00                   0.00                 0.00
B-1  Writedown Interest             0.00           0.00                 0.00                   0.00                 0.00

B-2                                 8.07500%       0.00            60,045.65              60,045.65                 0.00
B-2  Carryover Interest             0.00           0.00                 0.00                   0.00                 0.00
B-2  Writedown Interest             0.00           0.00                 0.00                   0.00                 0.00

Limited Guarantee                                  0.00                 0.00                   0.00                 0.00

X                                                  0.00           326,723.24             318,205.36             8,517.88

R                                                  0.00                 0.00                   0.00                 0.00

Service Fee                                       (0.00)          144,976.43             144,976.43                 0.00
                                      --------------------------------------------------------------------------------------------

                                                  (0.00)        1,507,053.61           1,498,535.73             8,517.88


  Disbursed as follows:
----------------------------------
X Proceeds to Class A-6
     Liquidity Account                                                                         0.00
X Proceeds to Class B-1
     Liquidity Account                                                                         0.00
Service Fee to Class B-1
     Liquidity Account                                                                         0.00
                                                                            -----------------------
                                                                                       1,498,535.73
                                                                            =======================



                                                       Interest Paid
           Certificate                 Ending          Per $1,000              Cert.          TOTAL
              Class                   Balance         Denomination             Class       DISTRIBUTION
                                   ----------------------------------------------------------------------------
A-1                                     0.00              5.42                  A-1         998,453.74
A-1  Carryover Interest                 0.00              0.00
A-1  Writedown Interest                 0.00              0.00

A-2                                     0.00              5.63                  A-2         184,314.38
A-2  Carryover Interest                 0.00              0.00
A-2  Writedown Interest                 0.00              0.00

A-3                                     0.00              5.79                  A-3         129,611.71
A-3  Carryover Interest                 0.00              0.00
A-3  Writedown Interest                 0.00              0.00

A-4                                     0.00              5.92                  A-4          83,401.33
A-4  Carryover Interest                 0.00              0.00
A-4  Writedown Interest                 0.00              0.00

A-5                                     0.00              6.15                  A-5         208,847.71
A-5  Carryover Interest                 0.00              0.00
A-5  Writedown Interest                 0.00              0.00

M                                       0.00              6.48                  A-6         101,172.19
M  Carryover Interest                   0.00              0.00
M  Writedown Interest                   0.00              0.00

B-1                                     0.00              6.46                  B-1         109,488.13
B-1  Carryover Interest                 0.00              0.00
B-1  Writedown Interest                 0.00              0.00

B-2                                     0.00              6.73                  B-2          60,045.65
B-2  Carryover Interest                 0.00              0.00
B-2  Writedown Interest                 0.00              0.00

Limited Guarantee                       0.00                            Limited Guarantee         0.00

X                                   8,517.88                                     X          318,205.36

R                                       0.00                                     R                0.00

Service Fee                             0.00                                                144,976.43
                                   ---------                                              ------------

                                    8,517.88                                              2,338,516.63
                                                                                          ============

  Disbursed as follows:
----------------------------------
X Proceeds to Class A-6
     Liquidity Account
X Proceeds to Class B-1
     Liquidity Account
Service Fee to Class B-1
     Liquidity Account


